Business Combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combinations
5.	Business Combinations

Eagle Ford Acquisition

On June 20, 2014, Encana completed the acquisition of properties located in the Eagle Ford shale formation for approximately $2.9 billion, after closing adjustments.  The acquisition included an interest in certain producing properties and undeveloped lands in the Karnes, Wilson and Atascosa counties of south Texas.  Encana funded the acquisition with cash on hand.  Transaction costs of approximately $9 million were included in other expenses.  The assets acquired generated revenues of $585 million and net earnings of $222 million for the period from June 20, 2014 to December 31, 2014.

Athlon Energy Inc. Acquisition

On November 13, 2014, Encana completed the acquisition of all of the issued and outstanding shares of common stock of Athlon Energy Inc. (“Athlon”) for $5.93 billion, or $58.50 per share.  In addition, Encana assumed Athlon’s $1.15 billion senior notes and repaid and terminated Athlon’s credit facility with indebtedness outstanding of $335 million.  Encana funded the acquisition of Athlon with cash on hand.  Transaction costs of approximately $31 million were included in other expenses.  Following completion of the acquisition, Athlon’s $1.15 billion senior notes were redeemed in accordance with the provisions of the governing indentures as discussed in Note 13.  Athlon’s operations focused on the acquisition and development of oil and gas properties located in the Permian Basin in west Texas.  The assets acquired generated revenues of $176 million and a net loss of $3 million for the period from November 13, 2014 to December 31, 2014.

Purchase Price Allocations

The transactions  were accounted for under the acquisition method, which requires that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date.  The final purchase price allocations, representing consideration paid and the fair values of the assets acquired and liabilities assumed as of the acquisition date, are shown in the table below.

Purchase Price Allocation	Eagle Ford	Athlon (1)

Assets Acquired:
Cash	$-	$2
Accounts receivable and other current assets	4	133
Risk management	-	80
Proved properties	2,873	2,124
Unproved properties	78	5,338
Other property, plant and equipment	-	2
Other assets	-	2
Goodwill	-	1,724
Liabilities Assumed:
Accounts payable and accrued liabilities	-	(195)
Long-term debt, including revolving credit facility	-	(1,497)
Asset retirement obligation	(32)	(25)
Deferred income taxes	-	(1,724)
Total Purchase Price	$2,923	$5,964

(1)    The purchase price includes cash consideration paid for issued and outstanding shares of common stock of Athlon of $58.50 per share totaling $5.93 billion, as well as payments to terminate certain employment agreements with Athlon's management and payments for certain other existing obligations of Athlon.

The Company used the income approach valuation technique for the fair value of assets acquired and liabilities assumed. The carrying amounts of cash, accounts receivable and other current assets, and accounts payable and accrued liabilities approximate their fair values due to the short-term maturity of the instruments.  The fair values of the risk management assets and long-term debt, including the revolving credit facility, are categorized within Level 2 of the fair value hierarchy and were determined using quoted prices and rates from an available pricing source.  The fair values of the proved and unproved properties, other property, plant and equipment, other assets, goodwill, and asset retirement obligation are categorized within Level 3 and were determined using relevant market assumptions, including discount rates, future commodity prices and costs, timing of development activities, projections of oil and gas reserves, and estimates to abandon and reclaim producing wells.

Goodwill arose from the Athlon acquisition primarily from the requirement to recognize deferred taxes on the difference between the fair value of the assets acquired and liabilities assumed and the respective carry-over tax basis. Goodwill is not amortized and is not deductible for tax purposes.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information combines the historical financial results of Encana with Eagle Ford and Athlon, and has been prepared assuming the acquisitions occurred on January 1, 2014.  The pro forma information is not intended to reflect the actual results of operations that would have occurred if the business combinations had been completed at the date indicated.  In addition, the pro forma information does not project Encana’s results of operations for any future period. The Company’s consolidated results for the year ended December 31, 2015 include the results from Eagle Ford and Athlon.

For the year ended December 31,2014 ($ millions, except per share amounts)	Eagle Ford	Athlon

Revenues, Net of Royalties	$8,760	$8,572
Net Earnings Attributable to Common Shareholders	$3,641	$3,486
Net Earnings per Common Share:
Basic & Diluted	$4.91	$4.71
6.